Yorktown Bond Fund (Formely Yorktown Multi-Sector Bond Fund) a series of American Pension Investors Trust

Class C (AFFCX)	SUMMARY PROSPECTUS
DATED May 31, 2026

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, reports to shareholders, and other information about the Fund online at https://www.yorktownfunds.com/all-fund-literature/. You may also obtain this information about the Fund at no cost by calling (888) 933-8274 or by sending an email request to info@yorktownfunds.com. The Fund’s full prospectus and Statement of Additional Information, each dated May 31, 2026, are incorporated by reference into this summary prospectus.

Investment Objective – Current income with limited credit risk.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Shareholder Fees
(fees paid directly from your investment)
Class C
AFFCX
Maximum sales charge (load) imposed on purchases
(as percentage of offering price)	None
Maximum deferred sales charge (load)
(as a percentage of the lesser of original purchase price or redemption proceeds)	1.00%(1)
Maximum Account fee (for accounts under $500)	$25/yr

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment.)
Class C
AFFCX
Management Fee	0.40%
Distribution/Service (12b-1 Fees)	1.00%
Other Expenses	0.25%
Acquired fund fees and expenses	0.01%
Total Annual Fund Operating Expenses	1.66%

(1)	Shares are generally subject to a CDSC of 1.00% if the shares are redeemed during the first 13 months after purchase, unless the dealer, at its discretion, has waived the commission advance paid by the Distributor.

The Yorktown Funds	1

Example:

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class C (AFFCX) Shares:	$269	$523	$902	$1,965

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C (AFFCX) Shares:	$169	$523	$902	$1,965

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Bond Fund invests in securities that, in the Adviser’s opinion, offer the opportunity for current income with limited credit risk.

The Adviser exercises a flexible strategy in the selection of investments and is not limited by investment style or asset class, provided, however, that at least 80% of the Bond Fund’s net assets are invested in debt securities. The Bond Fund may invest in debt securities, including U.S. Government securities, corporate bonds and structured notes; common stock of U.S. and foreign issuers and in other U.S. and foreign securities, including securities convertible into common stock and securities issued through private placements; securities issued by investment companies and exchange-traded funds (“ETFs”), some of which may be affiliated with the Adviser; real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in real estate; and other instruments.

The Adviser invests directly in equity or debt securities when it believes attractive investment opportunities exist. In deciding whether to invest in a debt security, the Adviser focuses on the maturity of the obligations and the credit quality of the security, including the underlying rating of insured bonds. When the Adviser believes there is a falling interest rate environment, the Bond Fund generally will purchase longer maturity obligations. Similarly, when the Adviser believes there is a rising interest rate environment, the Bond Fund generally will purchase shorter maturity obligations. Although the Adviser considers ratings in determining whether securities convertible into common stock or debt securities are appropriate investments for the Bond Fund, such securities may include investments rated below investment grade, commonly known as “junk bonds.” When investing in equity securities, the Adviser looks for companies with favorable income-paying history and that have prospects for income payments to continue to increase.

When investing in Underlying Funds, the Adviser considers, among other things, the Underlying Funds’ past performance and their investment objectives and policies, the investment style, reputation and quality of their investment advisers and the Underlying Funds’ size and cost structure. The Adviser selects ETFs in which to invest based on a number of factors, including an analysis of their past performance, market sector and liquidity. Through direct investments and indirect investments in Underlying Funds and ETFs, the Bond Fund may have significant exposure to foreign securities, including high yield securities, emerging market securities, small-cap securities and specific sectors of the market.

The Adviser may sell a security or redeem shares of an Underlying Fund given a variety of circumstances, such as: when an investment no longer appears to the Adviser to offer the potential to achieve the Bond Fund’s investment objective: when an investment’s performance does not meet the Adviser’s expectations; when an investment opportunity arises that the Adviser believes is more compelling; to realize gains or limit losses; or to raise cash to meet shareholder redemptions or to pay expenses.

2

The Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political, or other conditions. When the Fund takes a defensive position, the Fund’s assets may be held in cash and/or invested in money market mutual funds, money market instruments, including repurchase agreements or other short term securities considered by the Adviser to be of a defensive nature. When the Fund is invested in this manner, it may not achieve its investment objective.

Principal Investment Risks

General Risks. There is a risk that you could lose all or a portion of your investment in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests.

Equity Security Risk. Prices of equity securities generally fluctuate more than those of other securities, such as debt securities. Market risk, the risk that prices of securities will decrease because of the interplay of market forces, may affect a single issuer, industry or sector of the economy or may affect the market as a whole.

Company Risk. The Fund may invest in securities that involve certain special circumstances that the Adviser believes offer the opportunity for long-term capital appreciation. These investments may involve greater risks of loss than investments in securities of well-established companies with a history of consistent operating patterns.

Investment Company Risk. Any investment in an open-end investment company involves the risk that the value of shares of the investment company will go up and down in response to changes in the value of its portfolio holdings. In addition, the Fund will indirectly bear the fees and expenses of the underlying investment company.

Closed-End Fund Risk. Shares of closed-end funds frequently trade at a price per share that is less than the net asset value per share. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Funds will ever decrease or that when the Fund seeks to sell shares of a closed-end fund it can receive the net asset value of those shares.

Exchange Traded Fund Risk. ETFs and index funds are not managed in the traditional sense, using economic, financial and market analysis, and the adverse financial situation of an issuer will not directly result in its elimination from the index. In addition, investments in ETFs involve risks similar to investments in closed-end funds including, but not limited to, the possibility that the shares of ETFs may trade at a market discount.

Leverage Risk. Leveraging may exaggerate the effect on the net asset value of any increase or decrease in the market value of the Fund’s portfolio securities. Money borrowed will be subject to interest and other costs, which may not be recovered by appreciation of the securities purchased.

Debt Security Risk. The values of debt securities held by the Fund are affected by rising and declining interest rates. In general, debt securities with longer term maturities tend to fall more in value when interest rates rise than debt securities with shorter terms. A debt security is also subject to credit risk, which is the possibility that the credit strength of an issuer will weaken and/or an issuer of a debt security will fail to make timely payments of principal or interest and the security will go into default, and therefore it may lose value if the issuer is unable to pay interest or repay principal when it is due.

Investment Grade Securities Risk. Debt securities are rated by national bond ratings agencies. Securities rated BBB by S&P or Baa by Moody’s are considered investment grade securities, but are somewhat riskier than higher rated obligations because they are regarded as having only an adequate capacity to pay principal and interest, and are considered to lack outstanding investment characteristics.

Junk Bonds or High Yield, High Risk Securities Risk. Bonds rated below investment grade (i.e., BB or lower by S&P or Ba or lower by Moody’s) are speculative in nature, involve greater risk of default by the issuing entity and may be subject to greater market fluctuations than higher rated fixed income securities.

Foreign Securities Risk. The Fund’s direct or indirect investments in foreign securities, including depositary receipts, involve risks not associated with investing in U.S. securities that can adversely affect the Fund’s performance. Foreign markets, particularly emerging markets, may be less liquid, more volatile and subject to less government supervision than domestic markets. The value of the Fund’s investment may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. There may be difficulties enforcing contractual obligations, and it may take more time for trades to clear and settle.

The Yorktown Funds	3

Emerging Market Risk. There are greater risks involved in investing in emerging market countries and/or their securities markets. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging markets countries may be affected by national policies that restrict foreign investment in certain issuers or industries.

Small-Cap Company Risk. The Fund’s investments in small-cap companies may involve greater risks than investments in larger, more established issuers. Smaller companies generally have narrower product lines, more limited financial resources and more limited trading markets for their stock, as compared with larger companies. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies.

Real Estate Investment Trusts. Investments in real estate investment trusts and other issuers that invest, deal, or otherwise engage in transactions in or hold real estate or interests therein expose the Fund to risks similar to investing directly in real estate and the value of these investments may be affected by changes in the value of the underlying real estate, the creditworthiness of the issuer of the investments, and changes in property taxes, interest rates and the real estate regulatory environment.

Convertible Securities Risk. A convertible security is a bond, debenture, note, preferred stock or other security that may be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive the interest paid or accrued on debt or the dividend paid on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Before conversion or exchange, such securities ordinarily provide a stream of income with generally higher yields than common stocks of the same or similar issuers, but lower than the yield on non-convertible debt. The value of a convertible security is a function of (1) its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (2) its worth, at market value, if converted into or exchanged for the underlying common stock. Convertible securities are typically issued by smaller capitalized companies whose stock prices may be volatile. The price of a convertible security often reflects such variations in the price of the underlying common stock in a way that non-convertible debt does not.

Privately Placed Securities Risk. Investments in privately placed securities involve a high degree of risk. The issuers of privately placed securities are not typically subject to the same regulatory requirements and oversight to which public issuers are subject, and there may be very little public information available about the issuers and their performance. In addition, because the Fund’s ability to sell these securities may be significantly restricted, they may be deemed illiquid and it may be more difficult for the Fund to sell them at an advantageous price and time. Because there is generally no ready public market for these securities, they may also be difficult to value and the Fund may need to determine a fair value for these holdings under policies approved by the Trust’s Board of Trustees (the “Board”).

Credit Liquidity and Volatility Risk. The markets for credit instruments have experienced periods of extreme illiquidity and volatility. General market uncertainty and consequent repricing risk have, in the past, led to market imbalances of sellers and buyers, which in turn resulted in significant valuation uncertainties in a variety of debt securities and significant and rapid value declines in certain instances. Under those kinds of conditions, valuation of some of the Funds’ fixed income securities could be uncertain and/or result in sudden and significant value declines in its holdings. In addition, future illiquidity and volatility in the credit markets may directly and adversely affect the setting of dividend rates.

Underlying Fund Risk. The risk that the Fund’s performance is closely related to the risks associated with the securities and other investments held by underlying funds and that the ability of a Fund to achieve its investment objective will depend upon the ability of underlying funds to achieve their respective investment objectives. The Fund bears Underlying Fund fees and expenses indirectly.

The Fund’s Past Performance

The following bar chart and table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for 1-year, 5-year and Since Inception periods compare with those of a broad measure of market performance. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

4

The bar chart does not reflect sales loads. If it did, the annual total returns shown would be lower. Updated performance information is available at www.yorktownfunds.com and by calling toll-free 888-933-8274.

Year-By-Year Annual Returns – Class C Shares (AFFCX)

(for calendar years ending on December 31)

During the period covered by the bar chart, Class C Shares’ highest return for a quarter was 8.68% (quarter ended March 31, 2019) and the low est return for a quarter was (17.64)% (quarter ended March 31, 2020). Class C Shares’ year to date total return as of March 31, 2026 was (0.28)%.

Average Annual Total Returns

(for periods ending December 31, 2025)

			Since Inception
	One Year	Five Years	5/6/2016
Return Before Taxes – Class C Shares (AFFCX)	5.01%	1.18%	3.07%
Return After-Taxes on Distributions(1)	3.23%	(0.43)%	1.25%
Return After-Taxes on Distributions and Sale of Fund Shares(1)	2.94%	0.19%	1.60%
Bloomberg U.S. Aggregate Bond Index(2) (reflects no deduction for fee, expenses or taxes)	7.30%	(0.36)%	1.71%

(1)	After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-Tax Returns are shown for only Class C Shares. After-tax returns for other classes will vary.

(2)	The Bloomberg U.S. Aggregate Bond Index, is a broad base, market capitalization-weighted bond market index representing intermediate term investment grade bonds traded in the United States. Investors frequently use the index as a stand-in for measuring the performance of the U.S. bond market.

The Yorktown Funds	5

Management

Investment Adviser – Yorktown Management & Research Company, Inc.

Portfolio Managers – David D. Basten, President and Chief Investment Officer, has served as Portfolio Manager to the Fund since its inception in 1997. David M. Basten, Portfolio Manager, has acted as Portfolio Manager to the Fund since 2005. John P. Tener, Portfolio Manager, has acted as Portfolio Managers to the Fund since 2019.

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the Fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the Fund either through a financial advisor or directly from the Fund. The minimum initial investment in the Fund’s Class C Shares is $1,000, and the minimum for additional investments is none.

There are no minimums for purchases or exchanges through employer-sponsored retirement plans. The Fund shares are redeemable on any business day by contacting your financial adviser, or by written request to the Fund, by telephone, or by wire transfer.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

6